EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the quarterly period ended March 28, 2006 (the “Report”), as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chairman and Chief Executive Officer, and Mark E. Hood, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Panera Bread Company.

Dated: May 4, 2006	/s/ Ronald M. Shaich

Ronald M. Shaich
Chairman and Chief Executive Officer

Dated: May 4, 2006	/s/ Mark E. Hood

Mark E. Hood
Senior Vice President, Chief Financial Officer